UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
______________

FORM 8-K/A
(Amendment No. 2)

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
______________

Date of Report (Date of earliest event reported): February 1, 2025

ACNB Corporation
(Exact name of Registrant as specified in its charter)

Pennsylvania	1-35015	23-2233457
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

16 Lincoln Square, Gettysburg, PA	17325
(Address of principal executive offices)	(Zip Code)

717.334.3161
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title Of Each Class	Trading Symbol(s)	Name Of Each Exchange On Which Registered
Common Stock, $2.50 par value per share	ACNB	The NASDAQ Stock Market, LLC

CURRENT REPORT ON FORM 8-K/A

Explanatory Note

Effective February 1, 2025, ACNB Corporation (“ACNB”) completed its acquisition of Traditions Bancorp, Inc. (“Traditions”) pursuant to the Agreement and Plan of Reorganization, dated as of July 23, 2024, by and among ACNB, ACNB South Acquisition Subsidiary, LLC, ACNB Bank, Traditions, and Traditions Bank. On February 3, 2025, ACNB filed a Current Report on Form 8-K with the Securities and Exchange Commission (the “Commission”), as amended on February 4, 2025, to report the completion of the acquisition and related matters. The purpose of this Amendment No. 2 to Current Report on Form 8-K/A is to amend the Form 8-K filed on February 3, 2025, as amended, to include the information required by Item 9.01(a) and (b).

ITEM 9.01    Financial Statements and Exhibits

(a) Financial Statements of Business Acquired

The audited consolidated financial statements of Traditions as of and for the years ended December 31, 2024 and 2023, and the accompanying notes thereto, and the related Independent Auditors’ Report are attached hereto as Exhibit 99.1.

(b) Pro Forma Financial Information.

The historical and unaudited pro forma per share data and unaudited pro forma combined financial data of ACNB Corporation and Traditions as of and for the year ended December 31, 2024 are attached hereto as Exhibit 99.2.

This Form 8-K/A does not modify or update the consolidated financial statements of ACNB included in ACNB’s Annual Report on Form 10-K for the year ended December 31, 2024, nor does it reflect any subsequent information and events.

(c) Exhibits.

Exhibit Number	Description
23.1	Consent of BDO USA, P.C.
99.1
The audited consolidated financial statements of Traditions Bancorp, Inc. as of and for the years ended December 31, 2024 and 2023, and the accompanying notes thereto, and the related Independent Auditors’ Report.

99.2	The historical and unaudited pro forma per share data and unaudited pro forma combined financial data of ACNB Corporation and Traditions Bancorp, Inc. as of and for the year ended December 31, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.

ACNB CORPORATION (Registrant)

Dated:	April 4, 2025	/s/ Jason H. Weber
Jason H. Weber
Executive Vice President/
Treasurer & Chief Financial Officer